Exhibit 99.1

Paulson Investment Company, Inc.

Statement of Financial Condition
December 31, 2011

Filed as PUBLIC information pursuant to Rule 17a-5(d) under the Securities Exchange Act of 1934.

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ANNUAL AUDITED REPORT FORM X-17A-5 PART III	SEC FILE NUMBER 8-026807

FACING PAGE
Information Required of Brokers and Dealers Pursuant to Section 17 of the
Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING  January 1,  2011        AND ENDING December 31,  2011
                                                                              MM/DD/YY                                                MM/DD/YY

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER
Paulson Investment Company, Inc.			OFFICIAL USE ONLY
___________
ADDRESS OF PRINCIPAL PLACE OF BUSINESS: (Do not use P.O. Box No.)			FIRM ID NO.

811 SW Naito Parkway, Suite 200
(No. and Street)

Portland	Oregon	97204
(City)	(State)	(Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT

Murray G. Smith	(503) 243-6059
(Area Code - Telephone No.)

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

PETERSON SULLIVAN LLP
(Name - if individual, state last, first, middle name)

601 Union Street, Suite 2300	Seattle	WA	98101
(Address)	(City)	(State)	(Zip Code)

CHECK ONE:
☒Certified Public Accountant
☐Public Accountant
☐Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

*
Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facts and circumstances relied on as the basis for the exemption.  See section 240.17a-5(e)(2)

OATH OR AFFIRMATION

I, Trent Davis, swear (or affirm) that, to the best of my knowledge and belief the accompanying financial statement and supporting schedules pertaining to the firm of Paulson Investment Company, Inc. as of December 31, 2011,  are true and correct.  I further swear (or affirm) that neither the company nor any partner, proprietor, principal officer or director has any proprietary interest in any account classified solely as that of a customer.

/s/ Trent Davis
Signature

President
Title

State of Oregon
County of Multnomah

Signed and sworn to before me on 27 February, 2012 by Trent Davis.

/s/ Barbara James

Notary Public

This report** contains (check all applicable boxes):

☒	(a)	Facing page.
☒	(b)	Statement of Financial Condition.
☐	(c)	Statement of Income (Loss).
☐	(d)	Statement of Changes in Financial Condition. (Cash Flows)
☐	(e)	Statement of Changes in Stockholders' Equity or Partners' or Sole Proprietor's Capital.
☐	(f)	Statement of Changes in Liabilities Subordinated to Claims of Creditors.
☐	(g)	Computation of Net Capital.
☐	(h)	Computation for Determination of Reserve Requirements Pursuant to Rule 15c3-3.
☐	(i)	Information Relating to the Possession or control Requirements Under Rule 15c3-3.
☐	(j)
A Reconciliation, including appropriate explanation, of the Computation of Net Capital Under Rule 15c3-3 and the Computation for Determination of the Reserve Requirements Under Exhibit A of Rule 15c3-3.*

☐	(k)	A Reconciliation between the audited and unaudited Statements of Financial Condition with respect to methods of consolidation.
☒	(l)	An Oath or Affirmation.
☐	(m)	A copy of the SIPC Supplemental Report.
☐	(n)	A report describing any material inadequacies found to exist or found to have existed since the date of the previous audit.
☐	(o)	Independent Auditors’ Report on Internal Control Required by SEC Rule 17a-5 for a broker-dealer claiming an exemption from SEC Rule 15c3-3.

**For conditions of confidential treatment of certain portions of this filing, see section 240.17a-5(e)(3).

Contents

Independent Auditors’ Report	1

Financial Statement

Statement of Financial Condition	2

Notes to Statement of Financial Condition	3-8

[LETTERHEAD OF PETERSON SULLIVAN LLP]

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Paulson Investment Company, Inc.
Portland, Oregon

We have audited the accompanying statement of financial condition of Paulson Investment Company, Inc. (''the Company") as of December 31, 2011, that is being filed pursuant to Rule 17a-5 under the Securities Exchange Act of 1934.  This financial statement is the responsibility of the Company's management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Paulson Investment Company, Inc. as of December 31, 2011, in conformity with accounting principles generally accepted in the United States.

/S/ PETERSON SULLIVAN LLP

February 27, 2012

Paulson Investment Company, Inc.
Statement of Financial Condition

December 31, 2011
Assets
Cash	$92,086
Receivable from correspondent broker-dealer	5,511,538
Receivables from and advances to non-customers, net	607,454
Trading and investment securities, at fair value	7,708,868
Underwriter warrants, at fair value	1,395,000
Furniture and equipment - net of accumulated depreciation and amortization of $930,199	48,755
Other assets	543,988
Total Assets	$15,907,689

Liabilities and Stockholder's Equity
Accounts payable and accrued liabilities	$795,767
Payable to correspondent broker-dealer	366,588
Securities sold, not yet purchased at fair value	356,705
Income taxes payable to parent	182,075
Deferred revenue	229,590
Total Liabilities	1,930,725

Commitments and Contingencies	-

Stockholder's Equity
Preferred stock; no par value; 500,000 shares authorized; none issued or outstanding	-
Common stock, no par value; 1,000,000 shares authorized; 400,100 shares issued and outstanding	2,064,739
Receivable from parent	(357,879)
Retained earnings	12,270,104
Total Stockholder's Equity	13,976,964

Total Liabilities and Stockholder's Equity	$15,907,689

Paulson Investment Company, Inc.

Notes to Financial Statements

Note 1.        Nature of Business and Significant Accounting Policies

Paulson Investment Company, Inc. is a wholly-owned subsidiary of Paulson Capital Corp.  Paulson Investment Company, Inc., is a registered broker-dealer in securities under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). We provide broker-dealer services in securities on both an agency and a principal basis to our customers who are introduced to RBC Correspondent Services, a division of RBC Capital Markets Corporation (RBC CS), our clearing organization, on a fully-disclosed basis. We also act as lead or participating selling group member for securities offerings.  We conduct business throughout the United States.

We operate under the provision of paragraph (k)(2)(ii) of Rule 15c3-3 of the Securities and Exchange Act of 1934 and, accordingly, are exempt from the remaining provisions of that rule. Essentially, the requirements of paragraph (k)(2)(ii) provide that we clear all transactions on behalf of our customers on a fully disclosed basis with a clearing broker-dealer and promptly transmit all customer funds and securities to the clearing broker-dealer. The clearing broker-dealer carries all of the accounts of the customers and maintains and preserves all related books and records as are customarily kept by a clearing broker-dealer.

Summary of Significant Accounting Policies:

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Our estimates regarding the fair value of underwriter warrants, not readily marketable securities and legal reserves are significant estimates and these estimates could change in the near term. Actual results could differ from those estimates.

Furniture and Equipment: Depreciation of furniture and equipment is generally computed using the straight-line method over their estimated useful lives (5 years). Leasehold improvements are amortized over the lesser of their estimated useful life or the remaining lives of their related leases.

Income taxes: Our taxable income or loss is included in the consolidated federal income tax returns of Paulson Capital Corp. Paulson Capital Corp. allocates income tax expense or benefit to Paulson Investment Company, Inc. based upon its contribution to taxable income or loss as if Paulson Investment Company, Inc., were filing a separate return.

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that includes the enactment date.

We recognize benefits for uncertain tax positions if we determine that they are “more-likely-than-not” to be sustained by the taxing authority. Interest and penalties accrued on unrecognized tax benefits are recognized as tax expense.

Subsequent events:  We evaluated subsequent events through the date the financial statements were available to be issued, which is the same date as the independent auditors’ report.

Note 2.        Receivable From and Payable To Correspondent Broker-Dealer

We introduce all customer transactions in securities traded on U.S. securities markets to RBC CS on a fully-disclosed basis. The agreement with our clearing broker provides that we are obligated to assume any exposure related to nonperformance by customers or counterparties. We monitor clearance and settlement of all customer transactions on a daily basis. The exposure to credit risk associated with the nonperformance of customers and counterparties in fulfilling their contractual obligations pursuant to these securities transactions can be directly impacted by volatile trading markets which may impair the customer’s or counterparty’s ability to satisfy their obligations. In the event of nonperformance, we may be required to purchase or sell financial instruments at unfavorable market prices resulting in a loss. We have not experienced in the past, and we do not anticipate experiencing in the future, significant nonperformance by our customers and counterparties.

At December 31, 2011, the receivable from RBC CS was comprised of $449,649 in commissions receivable and $5,061,889 in deposits to facilitate principal trading activity.

At December 31, 2011, the payable to RBC CS was comprised entirely of amounts used to finance principal trading activity.

Note 3.        Receivables From and Advances To Non-customers

Receivables from and advances to non-customers consisted of the following:

Officers	$55,453
Employees	121,755
Independent brokers, net	216,655
Other	213,591
$607,454

Employee and independent broker receivables relate principally to advances and expenses in excess of commission earnings and investment losses charged to our employees and registered representatives. Other receivables are primarily related to advances to underwriting clients, as well as to commissions receivable and amounts receivable from insurance companies as reimbursement for insured losses. An allowance is recorded for specific amounts depending on the borrower’s financial status and when collection is determined by management to be doubtful. For the year ended December 31, 2011, the Company had an allowance for bad debts of $387,853 against receivables from and advances to noncustomers (independent brokers).  This was an increase of $287,853 from the $100,000 allowance at December 31, 2010, and there were no direct write-downs charged against the allowance during the year.

For those loans that bear interest, interest income is recognized on an accrual basis.

Note 4.        Fair Value Measurements

Various inputs are used in determining the fair value of our financial assets and liabilities and are summarized into three broad categories:

•	Level 1 – unadjusted quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.; and
•	Level 3 – significant unobservable inputs, including our own assumptions in determining fair value.

Note 4.        Fair Value Measurements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	December 31, 2011
	Fair Value	Input Level
Trading and investment securities owned:
Corporate equities, marketable	$3,763,140	Level 1
Corporate equities, not readily marketable	3,857,000	Level 3
Corporate options/warrants, marketable	88,728	Level 1
Trading securities sold, not yet purchased:
Corporate equities	356,705	Level 1
Underwriter warrants	1,395,000	Level 3

Following is a summary of activity related to our Level 3 financial assets and liabilities:

	Underwriter Warrants	Not Readily Marketable Investment Securities
Balance, December 31, 2010	$1,122,000	$2,945,000
Fair value of underwriter warrants received included as a component of corporate finance income	459,000	-
Purchases	-	210,000
Net unrealized gain (loss), included as a component of investment income (loss) related to securities held at December 31, 2011	(164,371)	702,000
Underwriter warrants exercised or expired included as a component of investment income	(21,629)	-
Balance, December 31, 2011	$1,395,000	$3,857,000

Valuation of Marketable Trading and Investment Securities Owned
The fair value of our marketable trading and investment securities owned is determined based on quoted market prices. Securities traded on a national exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Valuation of Not Readily Marketable Investment Securities Owned
Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to us. The fair value of not readily marketable securities is estimated by management using available information including the following: quoted market prices of similar securities (i.e., unrestricted shares of the same company); price of recent known trades of the same or similar securities; the cost of the security, if recently purchased, adjusted for changes in the financial condition of the issuer; all other information available from review of available documents related to the issuer or discussions with management of the issuer.

Valuation of Trading Securities Sold, Not Yet Purchased
As a securities broker-dealer, we are engaged in various securities trading and brokerage activities as principal. In the normal course of business, we sometimes sell securities that we do not currently own and will therefore be obligated to purchase such securities at a future date. This obligation is recorded on our balance sheet at the fair value based on quoted market prices of the related securities and will result in a trading loss on the securities if the fair value increases and a trading gain if the fair value decreases between the balance sheet date and the purchase date.

Valuation of Underwriter Warrants
We estimate the fair value of our underwriter warrants using the Black-Scholes Option Pricing Model. The warrants generally have a five-year expiration date and vest immediately. The warrants are generally subject to a restriction period of six months to one-year in which we cannot exercise the warrants. The Black-Scholes model requires us to use five inputs including: stock price, risk free rate, exercise price, time remaining on the warrant and price volatility. After stock price, the most influential factor in this model is price volatility, which we calculate for each company’s warrants based on each company’s own historical closing stock prices as well as an index of historical prices for comparable companies. When we initially receive a new underwriter warrant from an initial public offering, its calculated volatility factor is entirely based on the volatility of an index of comparable companies, since there is no price history for a new publicly traded company. As each underwriter warrant approaches its expiration date, its volatility factor is derived primarily from the historical prices of its underlying common stock. There is no assurance that we will ultimately be able to exercise any of our warrants in a way that will realize the fair value that has been recorded in the financial statements based on this model.

Note 5.        Income Taxes

The deferred income tax asset (liability) consisted of the following:

December 31,
2011
Deferred revenue	$90,330
Furniture and equipment	40,324
Allowance for bad debts	152,598
Federal capital loss carryforward	530,031
Federal net operating loss carryforward	1,810,839
State net operating loss carryforwards and credits	820,862
State net capital loss carryforwards	311,778
Compensation and benefits	39,527
Charitable contribution carryforwards and other	22,341
3,818,630
Valuation allowance	(2,988,000)
830,630
Other assets	(160,526)
Unrealized gain on securities	(670,104)
$-

Federal net operating loss carryforwards of $5.3 million at December 31, 2011 fully expire in 2031.  State net operating loss carryforwards of $17.1 million at December 31, 2011, expire from 2012 through 2031. State net capital losses of $9.4 million at December 31, 2011 expire from 2013 to 2016.

Following is a rollforward of our unrecognized tax benefits:

Balance at December 31, 2010	$123,075
Reductions for tax positions taken in prior years due to the lapse of statutes of limitations	(123,075)
Balance at December 31, 2011	$-

We are no longer subject to U.S. federal income tax examinations by tax authorities for years prior to the tax year ended December 31, 2005. Depending on the jurisdiction, we are no longer subject to state examinations by tax authorities for years prior to the December 31, 2007 tax year. The tax years which remain open to examination in the U.S., our only major taxing jurisdiction, are 2005 through 2011.

Note 6.        Related Party Transactions

We advance funds to Paulson Capital Corp. in the normal course of business to pay for the operations of Paulson Capital Corp. The receivable from parent on the balance sheet is the accumulation of these transactions. The amount is not considered collectible and is included as a reduction of Stockholder’s Equity.

Note 7.        Commitments, Contingencies and Guarantees

Leases
We lease office space under the terms of various non-cancellable operating leases, expiring between 2012 and 2014. The future minimum payments required for leases are as follows:

Year ending December 31,
2012	$369,480
2013	72,961
2014	60,800
$503,241

Legal
We have been named by individuals in certain legal actions, some of which claim state and federal securities law violations and claim principal and punitive damages. Included in the financial statements is an accrual of $25,000 for pending settlements near and subsequent to our year-end. As preliminary hearings and discovery in the remaining cases is not complete, it is not possible to assess the degree of liability, the probability of an unfavorable outcome or the impact on our financial statements, if any. Our management denies the charges in the remaining legal actions and is vigorously defending against them. No provision for any liability that may result from the remaining contingencies has been made in the financial statements.

Guarantees
There are no guarantees made by the Company that may result in a loss or future obligations as of December 31, 2011.

Note 8.        Net Capital Requirement

We are subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital (as defined) of 6 2/3% of total aggregate indebtedness or $100,000, whichever is greater. At December 31, 2011, the required minimum net capital was $100,000. At December 31, 2011, we had net capital of $5,899,118, which was $5,799,118 in excess of our required net capital of $100,000. In addition, we are not allowed to have a ratio of aggregate indebtedness to net capital in excess of 15 to 1. The Rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. Our net capital ratio was 0.17 to 1 at December 31, 2011.

Note 9.        Concentrations of Risk

Trading and investment securities owned include investments in the common stock and warrants of the following companies, which represent more than 10% of trading and investment securities owned at December 31, 2011:

	Investment at Fair Value	Percentage of Total
Charles & Colvard, Ltd.	$2,058,418	26.7%
Shiftwise	2,660,000	34.5%
	$4,718,418	61.2%

Warrants from two companies represented 80% of the total underwriting warrants owned as of December 31, 2011.

Securities sold not yet purchased represent one U.S. treasury bond as of December 31, 2011.

We are also exposed to concentrations of credit risk related to our cash deposits. We maintain cash at a financial institution where the total cash balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to its limit.  At any given time, our cash balance may exceed the balance insured by the FDIC.  We monitor such credit risk at the financial institution and have not experienced any losses related to such risks to date.

Note 10.        Subsequent Events

Subsequent to December 31, 2011, the Company announced that it reached an agreement in principle to transfer its retail operations to JHS Capital Advisors LLC, a member of FINRA and SIPC and an MSRB registrant that is headquartered in Tampa, Fla. The transaction is subject to approval by FINRA. Terms were not disclosed, and the Company was unable in good faith to make a determination of an estimate or range of estimates with respect to the transaction.  After the contemplated transaction, Paulson will continue to operate independently as a broker/dealer focused on its core competencies in boutique investment banking activities.